             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                         Statement to Certificateholders
                                  July 15 2004

        DISTRIBUTION IN DOLLARS
         ORIGINAL            PRIOR                                                                                   CURRENT
         FACE                PRINCIPAL                                                         REALIZED   DEFERRED   PRINCIPAL
CLASS    VALUE               BALANCE          PRINCIPAL       INTEREST       TOTAL             LOSSES     INTEREST   BALANCE
A        1,015,000,000.00    864,482,187.71   44,978,840.66   1,050,886.16   46,029,726.82       0.00       0.00     819,503,347.05
TOTALS   1,015,000,000.00    864,482,187.71   44,978,840.66   1,050,886.16   46,029,726.82       0.00       0.00     819,503,347.05

    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                               PASS-THROUGH RATES
                         PRIOR                                                        CURRENT                   CURRENT
                         PRINCIPAL                                                    PRINCIPAL       CLASS     PASS THRU
CLASS     CUSIP          FACTOR          PRINCIPAL      INTEREST      TOTAL           FACTOR                    RATE
A         1266712S4      851.70658888    44.31412873    1.03535582    45.34948455      807.39246015      A      1.458750 %
TOTALS                   851.70658888    44.31412873    1.03535582    45.34948455      807.39246015

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Steven  Charles
JPMorgan Chase Bank  - ITS - Global Debt
JPM, 227 W. Monroe , 26th Floor
Chicago, Illinois 60606
Tel: (312) 267-5023
Fax: (312) 267-5213
Email: steven.charles@chase.com

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                  July 15 2004

Investor Floating Allocation Percentage                                                                                    100.00 %

Investor Distribution Amount                                                                                          46,029,726.82
Note Interest                                                                                                          1,050,886.16
Note Rate                                                                                                                1.458750 %

Note Interest not payable, due to insufficient Investor Interest Collections                                                   0.00
Unpaid Investor Interest Shortfall                                                                                             0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Investor Interest Shortfall                                                                             0.00
Remaining Unpaid Investor Interest Shortfall                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              3,009,799.07
Scheduled Principal Collections Payment Amount                                                                        41,969,041.59
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Prinipal Distributed                                                                                            44,978,840.66

Unreimbursed Investor Loss Reduction Amounts                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed

Basis Risk Carryforward Remaining                                                                                              0.00

Servicing Fee                                                                                                            359,556.19
Accrued and Unpaid Servicing Fees from Prior Periods                                                                           0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                  July 15 2004

Note Principal Balance (before distributions)                                                                        864,482,187.71
Note Principal Balance (after distributions)                                                                         819,503,347.05
Note Factor                                                                                                             0.8073925 %

Asset Balance of Mortgage Loans:                                                                                     820,965,809.80

Credit Enhancement Draw Amount                                                                                                 0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                  July 15 2004

          Delinquent Mortgage Loans
                Group Totals
                                             Principal
          Category          Number           Balance           Percentage
          1 Month               42           1,400,752.78      0.17 %
          2 Month               27             683,169.92      0.08 %
          3 Month               25             785,849.92      0.10 %
           Total                94           2,869,772.62      0.35 %

            *     Delinquent Buckets do not include Foreclores or REO Properties

          Bankruptcies
                Group Totals
                                             Principal
                            Number           Balance           Percentage
                                29             776,493.91      0.09 %

            *     Bankruptcy Loans are also reflected in Deliquencies.

          Foreclosures
                Group Totals
                                             Principal
                            Number           Balance           Percentage
                                 2             39,869.39       0.00 %

          REO Properties
                Group Totals
                                             Principal
                            Number           Balance           Percentage
                                 0                   0.00           %

Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                  July 15 2004

Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                          0.00
Principal Balance                                                                                                              0.00
Subordinated Transferor Collections                                                                                            0.00

Overcollateralization Step-Down Amount                                                                                         0.00
Avaiable Transferor Subordinated Amount                                                                                        0.00
Required Transferor Subordinated Amount                                                                               11,165,000.00
Interest Collections(non-investor)                                                                                             0.00
Transferor Principal Collections                                                                                       7,713,976.67

Mortgage Loans for which the Mortgage Loan File was not delivered to the
Indenture Trustee within 30 days of the Closing File
Number                                                                                                                         0.00
Balance                                                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                  July 15 2004

I. CASH RECONCILIATION
Net Interest Collections - per Servicer Report                                                                         4,168,745.50
Principal Collections - per Servicer Report                                                                           49,683,018.26
Residual Advance                                                                                                               0.00
Cash released from Additional Loan Account                                                                                     0.00
Insured Payment                                                                                                                0.00
Total Deposit to Collection Account                                                                                   53,851,763.76

II. DISTRIBUTION SUMMARY
Premium to Credit Enhancer                                                                                               108,060.27
Fannie Mae Guarantee Fee                                                                                                       0.00
Investor Certificate Interest and Unpaid Investor Certificate Interest                                                 1,050,886.16
Unreimbursed Credit Enhancement Draw Amounts                                                                                   0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                           0.00
Basis Risk Carryforward                                                                                                        0.00
Class A Investor Certificate Principal Distributed                                                                    44,978,840.66
Transferor Interest Distributed                                                                                                0.00
Transferor Principal Distributed                                                                                       7,713,976.67

III. BALANCE RECONCILIATION
Loan Group Beginning Balance                                                                                         862,934,851.39
Loan Group Ending Balance                                                                                            820,965,809.80
Change in Balance                                                                                                     41,969,041.59
Principal Collections                                                                                                 49,683,018.26
Liquidation Loss Amount                                                                                                        0.00
Additional Balances                                                                                                    7,713,976.67
Balance Check                                                                                                                  0.00
Total Distributions                                                                                                   53,851,763.76

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                  July 15 2004

OTHER INFORMATION
Transferor Principal Balance (Beginning)                                                                              -1,547,336.32
Transferor Principal Balance (Ending)                                                                                  1,462,462.75
Investor Fixed Allocation Percentage                                                                                       100.00 %

Interest Received                                                                                                      4,528,301.69
Net Liquidation Proceeds (Allocable to Interest)                                                                               0.00
Insurance Proceeds (Allocable to Interest)                                                                                     0.00
Servicer Optional Advance (Allocable to Interest)                                                                              0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                      0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                        0.00
Residual Advance                                                                                                               0.00
Total Interest                                                                                                         4,528,301.69
Investor Interest Collections                                                                                          4,168,745.50

Begining Balance                                                                                                     862,934,851.39
Principal Collections                                                                                                 49,683,018.26
Net Liquidation Proceeds (Alloc. to Principal)                                                                                 0.00
Insurance Proceeds (Alloc. to Principal)                                                                                       0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                        0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                          0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                                    0.00
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                     0.00
Investor Principal Collections                                                                                        49,683,018.26
Total Principal                                                                                                       49,683,018.26
Additional Balances                                                                                                    7,713,976.67
Ending Principal Balance                                                                                             820,965,809.80
Total Collections                                                                                                     53,851,763.76
Alternative Principal Payment                                                                                         41,969,041.59

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                  July 15 2004

Loans Average Daily Balance                                                                                          863,616,452.47
Weighted Average Loan Rate                                                                                                6.01871 %
Excess Interest                                                                                                                0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                  July 15 2004

LOAN MODIFICATION SUMMARY
Loans with Senior Lien Balance Modification(CLTV<80%)-current                                                                  0.00
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                       1,316,356.42
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                           0.13 %

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                          225,146.13
Loans with Senior Lien Balance Modification(CLTV>80%) - cumulative                                                     1,573,836.82
Loans with Senior Lien Balance Modification(CLTV>80%) - % of Initial                                                         0.16 %

Loans with Credit Limit Modification - current                                                                           858,459.00
Loans with Credit Limit Modification - cumulative                                                                      1,966,409.00
Loans with Credit Limit Modification - % of Initial                                                                          0.20 %

Loans with Gross Margin Modification - current                                                                           589,984.11
Loans with Gross Margin Modification - cumulative                                                                      1,248,249.83
Loans with Gross Margin Modification - % of Initial                                                                          0.12 %

CREDIT ENHANCER INFORMATION
Amount due to Credit Enhancer from Prepayment Shortfall                                                                        0.00
FGIC Surety Bond in force?                                                                                                     0.00
Credit Enhancement Draw Amount                                                                                                 0.00
Guaranteed Distribution                                                                                                        0.00
Credit Enhancement Premium                                                                                               108,060.27
Guaranteed Principal Payment Amount                                                                                            0.00
Beginning O/C Amount                                                                                                  -1,547,336.32
Ending O/C Amount                                                                                                      1,462,462.75
Ending O/C Amount (% of Original Pool Balance)                                                                               0.15 %
Has a Cumulative Loss Test Violation Occurred?                                                                                   NO
Liquidation Loss Amount (Current Period)                                                                                   0.0000 %
Liquidation Loss Amount (Cumulative)                                                                                       0.0000 %

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                  July 15 2004

Required Subordinated Percentage                                                                                             0.50 %
Balance used for Required Subordinated Amount                                                                       Initial Balance
Initial Subordinated Amount                                                                                         (15,047,675.33)
Can Required Transferor Subordinated Amount be Reduced?                                                                          NO
Has a Rapid Amortization Event occurred?                                                                                         NO
Cause of Rapid Amortization Event                                                                                                NA
Has an Event of Servicing Termination occurred?                                                                                  NO
Cause of Event of Servicing Termination                                                                                          NA

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.